Filed pursuant to Rule 497(k)
File Nos. 002-17226 and 811-00994

RMB INVESTORS TRUST

RMB Japan Fund (the “Fund”)
RMBPX (Class I)
(Investor Class—not available for purchase)

Supplement Dated August 22, 2024 to the Summary Prospectus dated May 1, 2024

Effective immediately, the information below replaces similar disclosure in the section of the Summary Prospectus for RMB Japan Fund titled: “Adviser—Portfolio Managers.”
Portfolio Manager
Ilhwa Lee, CFA is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Lee is a Senior Vice President and Portfolio Manager of the Adviser and has served as a portfolio manager of the Fund since May 2022.

Please retain this supplement with your Summary Prospectus for future reference.